Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Announces Fiscal 2020 First Quarter Results
Company Maintains FY 2020 Outlook

DOTHAN, AL, February 7, 2020 – Construction Partners, Inc. (NASDAQ: ROAD) (the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across five southeastern states, today reported financial and operating results for its first fiscal quarter ended December 31, 2019.
Key Metrics: First Quarter of Fiscal 2020 Compared to the First Quarter of Fiscal 2019
–Revenue was $175.3 million, up 13.6%
–Gross profit was $23.8 million, up 12.4%
–Net income was $5.5 million, up 6.0%
–Earnings per share were $0.11, up from $0.10
–Adjusted EBITDA (1) was $17.2 million, up 17.0%
–Adjusted EBITDA margin (1) was 9.8%, up 30 bps
Charles E. Owens, the Company’s President and Chief Executive Officer, stated, “We are pleased to report double-digit year-over-year growth in revenue, gross profit and Adjusted EBITDA for the first quarter of fiscal 2020. This growth was driven both by improved performance in our existing markets and by recent strategic acquisitions in Florida and Alabama. We are maintaining our full-year outlook for fiscal 2020 based on our historical experience of generating approximately forty percent of our revenue in the first half of the fiscal year and approximately sixty percent during the second half.”
Project backlog at December 31, 2019 was $539.1 million, compared to $531.6 million at September 30, 2019 and $575.2 million at December 31, 2018. Owens continued, “We maintain a construction backlog composed primarily of recurring, maintenance-related projects of the type that we typically prefer, and we continue to see opportunities to bid on these types of projects in our markets.”
Fiscal Year 2020 Outlook
The Company maintained its outlook for fiscal year 2020 with regard to revenue, net income and Adjusted EBITDA, as follows:
–Revenue of $830 million to $870 million, compared to $783.2 million actual in FY 2019
–Net income of $39 million to $44 million, compared to $43.1 million actual in FY 2019
–Adjusted EBITDA (1) of $94 million to $102 million, compared to $92.3 million actual in FY 2019
The fiscal year 2020 outlook does not take into account the potential impact of any new federal or state infrastructure or highway-related legislation that could take effect in 2020.
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(1) Adjusted EBITDA and Adjusted EBITDA margin are financial measures not presented in accordance with generally accepted accounting principles (“GAAP”). Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

Ned N. Fleming, III, the Company’s Executive Chairman, stated, “The Company continues to execute at a high level, led by seasoned and experienced operators across the organization. Management is delivering strong results consistent with our strategy for achieving controlled, profitable growth. The positive supply and demand dynamics for our business endures, as deteriorating road conditions in our five rapidly growing southeastern states, coupled with the publicly funded demand for our services, continues. With a combination of projected Company growth and a number of potential acquisition candidates in markets of interest to us, we are excited about the future prospects for Construction Partners.”
Conference Call
The Company will conduct a conference call on Friday, February 7, 2020 at 9:00 a.m. Central Time to discuss financial and operating results for the quarter ended December 31, 2019. To access the call live by phone, dial (412) 902-0003 and ask for the Construction Partners call at least 10 minutes prior to the start time. A telephonic replay will be available through February 14, 2020 by calling (201) 612-7415 and using passcode 13697985#. A webcast of the call will also be available live and for later replay on the Company’s Investor Relations website at www.constructionpartners.net.
About Construction Partners, Inc.
Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across five southeastern states, with 33 hot-mix asphalt plants, nine aggregate facilities and one liquid asphalt terminal. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The majority of the Company’s public projects are maintenance-related. Private sector projects include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe” and “plan.” The forward-looking statements contained in this press release include, without limitation, statements related to financial projections, future events, business strategy, future performance, future operations, backlog, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors could cause actual results to differ materially from those expressed in the forward-looking statements, including, among others: our ability to successfully manage and integrate acquisitions; failure to realize the expected economic benefits of acquisitions, including future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; declines in public infrastructure construction and reductions in government funding, including the funding by transportation authorities and other state and local agencies; risks related to our operating strategy; competition for projects in our local markets; risks associated with our capital-intensive business; government requirements and initiatives, including those related to funding for public or infrastructure construction, land usage and environmental, health and safety matters; unfavorable economic conditions and restrictive financing markets; our ability to obtain sufficient bonding capacity to undertake certain projects; our ability to accurately estimate the overall risks, requirements or costs when we bid on or negotiate contracts that are ultimately awarded to us; the cancellation of a significant number of contracts or our disqualification from bidding for new contracts; risks related to adverse weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms thereof; our ability to maintain favorable relationships with third parties that supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; property damage, results of litigation and other claims and insurance coverage issues; risks related to our information technology systems and infrastructure; our ability to remediate material weaknesses in internal control over financial reporting identified in preparing prior financial statements and to subsequently maintain effective internal control over financial reporting; and the risks, uncertainties and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.
Contacts:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600

Construction Partners, Inc.
Consolidated Statements of Income
(unaudited, in thousands, except share and per share data)

	For the Three Months Ended December 31,
	2019	2018
Revenues	$175,314	$154,327
Cost of revenues	151,557	133,199
Gross profit	23,757	21,128
General and administrative expenses	(17,113)	(14,431)
Gain on sale of equipment, net	309	334
Operating income	6,953	7,031
Interest expense, net	(281)	(515)
Other income (expense)	65	(17)
Income before provision for income taxes and earnings from investment in joint venture	6,737	6,499
Provision for income taxes	1,319	1,651
Earnings from investment in joint venture	43	306
Net income	$5,461	$5,154

Net income per share attributable to common stockholders:
Basic	$0.11	$0.10
Diluted	$0.11	$0.10

Weighted average number of common shares outstanding:
Basic	51,489,211	51,414,619
Diluted	51,609,380	51,414,619

Construction Partners, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	December 31, 2019	September 30, 2019
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$49,443	$80,619
Contracts receivable including retainage, net	118,548	139,882
Costs and estimated earnings in excess of billings on uncompleted contracts	14,152	12,030
Inventories	36,271	34,291
Prepaid expenses and other current assets	16,087	13,144
Total current assets	234,501	279,966

Property, plant and equipment, net	229,502	205,870
Operating lease right of use assets	8,532	—
Goodwill	45,467	38,546
Intangible assets, net	3,381	3,434
Investment in joint venture	39	496
Other assets	1,953	2,284
Deferred income taxes	1,173	1,173
Total assets	$524,548	$531,769

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,627	$70,442
Billings in excess of costs and estimated earnings on uncompleted contracts	31,169	31,115
Current portion of operating lease liabilities	2,930	—
Current maturities of debt	8,511	7,538
Accrued expenses and other current liabilities	11,649	19,078
Total current liabilities	102,886	128,173
Long-term liabilities:
Long-term debt, net of current maturities	49,149	42,458
Operating lease liabilities, net of current portion	5,818	—
Deferred income taxes	11,480	11,480
Other long-term liabilities	6,031	6,108
Total long-term liabilities	72,478	60,046
Total liabilities	175,364	188,219

Commitments and contingencies

Stockholders’ Equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized at December 31, 2019 and September 30, 2019 and no shares issued and outstanding	—	—
Class A common stock, par value $0.001; 400,000,000 shares authorized, 32,705,418 shares issued and outstanding at December 31, 2019, and 32,597,736 shares issued and outstanding at September 30, 2019	33	33

	December 31, 2019	September 30, 2019
Class B common stock, par value $0.001; 100,000,000 shares authorized, 21,999,279 shares issued and 19,076,327 outstanding at December 31, 2019, and 22,106,961 shares issued and 19,184,009 shares outstanding at September 30, 2019	22	22
Additional paid-in capital	243,847	243,452
Treasury stock, at cost, 2,922,952 shares of Class B common stock, par value $0.001	(15,603)	(15,603)
Retained earnings	120,885	115,646
Total stockholders’ equity	349,184	343,550
Total liabilities and stockholders’ equity	$524,548	$531,769

Construction Partners, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	For the Three Months Ended
	December 31,
	2019	2018
Cash flows from operating activities:
Net income	$5,461	$5,154
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization of long-lived assets	9,438	7,138
Amortization of deferred debt issuance costs and debt discount	36	27
Provision for bad debt	145	145
Gain on sale of equipment	(309)	(334)
Equity-based compensation expense	395	—
Earnings from investment in joint venture	(43)	(306)
Other non-cash adjustments	(6)	—
Changes in operating assets and liabilities, net of acquisition:
Contracts receivable including retainage, net	21,981	26,174
Costs and estimated earnings in excess of billings on uncompleted contracts	(2,122)	(858)
Inventories	(1,535)	(3,982)
Prepaid expenses and other current assets	(2,943)	(2,277)
Other assets	331	298
Accounts payable	(21,815)	(25,290)
Billings in excess of costs and estimated earnings on uncompleted contracts	54	733
Accrued expenses and other current liabilities	(7,444)	(5,402)
Other long-term liabilities	(77)	(9)
Net cash provided by operating activities	1,547	1,211
Cash flows from investing activities:
Purchases of property, plant and equipment	(23,595)	(7,406)
Proceeds from sale of equipment	492	536
Business acquisition, net of cash acquired	(17,748)	—
Distributions received from investment in joint venture	500	1,800
Net cash used in investing activities	(40,351)	(5,070)
Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of debt issuance costs and discount	9,777	—
Repayments of long-term debt	(2,149)	(3,711)
Net cash provided by (used in) financing activities	7,628	(3,711)
Net change in cash and cash equivalents	(31,176)	(7,570)
Cash and cash equivalents:
Beginning of period	80,619	99,137
End of period	$49,443	$91,567
Supplemental cash flow information:
Cash paid for interest	$496	$747
Cash paid for income taxes	$300	$60
Operating lease right of use assets obtained in exchange for operating lease liabilities	$217	$—
Cash paid for operating lease liabilities	$870	$—
Non-cash items:
Property, plant and equipment financed with accounts payable	$391	$178

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation, depletion and amortization of long-lived assets, (iv) equity-based compensation expense and (v) certain management fees and expenses, and excludes income recognized in connection with a legal settlement between certain of the Company’s subsidiaries and a third party that did not directly relate to the Company’s business and that the Company does not expect to reoccur. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues for each period. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. These measures should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP as an indicator of our operating performance. Management uses Adjusted EBITDA and Adjusted EBITDA Margin as key performance indicators, and we believe they are measures frequently used by securities analysts, investors and other parties to evaluate companies in our industry. These measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP.

Our calculation of Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to similarly named measures reported by other companies. Potential differences may include differences in capital structures, tax positions and the age and book depreciation of intangible and tangible assets.

The following tables present a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA, and the calculation of Adjusted EBITDA Margin for each of the periods presented:

Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Quarters Ended December 31, 2019 and 2018
(unaudited, in thousands, except percentages)

	For the Three Months Ended December 31,
	2019	2018
Net income	$5,461	$5,154
Interest expense, net	281	515
Provision for income taxes	1,319	1,651
Depreciation, depletion and amortization of long-lived assets	9,438	7,138
Equity-based compensation expense	395	—
Management fees and expenses (2)	314	254
Adjusted EBITDA	$17,208	$14,712
Revenues	$175,314	$154,327
Adjusted EBITDA Margin	9.8%	9.5%
(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.

Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Year 2020 Outlook
(unaudited, in thousands)

	For the Fiscal Year Ending September 30, 2020
	Low	High
Net income	$39,000	$44,000
Interest expense, net	1,400	1,500
Provision for income taxes	12,700	14,400
Depreciation, depletion and amortization of long-lived assets	38,000	39,200
Equity-based compensation expense	1,600	1,600
Management fees and expenses (1)	1,300	1,300
Adjusted EBITDA	$94,000	$102,000

(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.